UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2020
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 4, 2020, the board of directors (the “Board”) of Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”) appointed Stephen K. Doberstein, Ph.D., as a director of the Company, whose initial term will expire at the Company’s next annual meeting of stockholders in 2020. The Board determined that Dr. Doberstein is an independent director as that term is defined by the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market, LLC.
Dr. Doberstein has served as the Senior Vice President, Research and Chief Scientific Officer of Nektar Therapeutics, Inc. (“Nektar Therapeutics”), a publicly traded biotechnology company, from January 2010 to November 2017, and as Senior Vice President of R&D and Chief Research and Development Officer from November 2017 to October 2019. Dr. Doberstein has been serving as Chief Scientific Fellow and a lead scientific advisor to Nektar Therapeutics since October 2019. From October 2008 through December 2009, Dr. Doberstein served as Vice President of Research at XOMA (US) LLC, a publicly traded company. From July 2004 until October 2008, he served as Vice President of Research at Five Prime Therapeutics, Inc., a clinical-stage biotechnology company. From September 2001 until July 2004, Dr. Doberstein was Vice President of Research at Xencor, Inc., a clinical-stage biotechnology company. From 1997 to 2001, he held various pharmaceutical research positions at Exelixis, Inc. (“Exelixis”). Prior to working at Exelixis, Dr. Doberstein was a Howard Hughes Doctoral Fellow and a Muscular Dystrophy Association Fellow and Senior Postdoctoral Fellow. Dr. Doberstein received his Ph.D. in Biochemistry, Cell and Molecular Biology from the Johns Hopkins University School of Medicine and received a B.S. in Chemical Engineering from the University of Delaware.
There are no arrangements or understandings between Dr. Doberstein and any other persons, pursuant to which he was selected as a director. There are no current or proposed transactions between the Company and Dr. Doberstein or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.
Subject to the approval of the Compensation Committee of the Board, Dr. Doberstein is entitled to receive compensation and participate in the Company’s director compensation program applicable to all of the Company’s non-employee directors as described in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the SEC on April 29, 2019. Except as set forth above, there is no other material Company plan, contract, or arrangement in which Dr. Doberstein will participate in connection with his appointment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer